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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 27, 2004

WHITTIER ENERGY CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-30598 (Commission File Number)	20-0539412 (IRS Employer Identification No.)
333 CLAY STREET, SUITE 1100 HOUSTON, TEXAS 77002 (Address of Registrant's Principal Executive Offices)
(713) 850-1880 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

        Whittier Energy Corporation ("Whittier" or the "Company") announced that the Securities and Exchange Commission declared effective Whittier's registration statement on Form SB-2, as amended, relating to the resale of up to 4,320,470 shares of the Company's common stock. The registered shares include 1,896,992 shares of the Company's common stock, 1,529,813 shares underlying warrants to purchase the Company's common stock at an exercise price of $2.50 per share, and 893,665 shares underlying a promissory note convertible into the Company's common stock at a conversion price of $2.00 per share. Whittier will not receive any proceeds from any resale by the selling security holders of registered shares of common stock or the shares of common stock underlying the promissory note or the warrants.

        Whittier's registered securities include 1,229,613 shares of common stock and 1,229,613 related common stock warrants issued as part of Whittier's $2.4 million private placement, which closed on June 30, 2004. Whittier had previously committed to either register the shares issued in the private placement on or before December 31, 2004, or issue the participants in the offering up to 345,000 additional shares of common stock and underlying common stock warrants. Whittier fulfilled its obligation to take the registration statement effective prior to year end and will not issue any additional securities in relation to the private placement.

        Forward-Looking Statements.    Certain statements included in this news release are intended as "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. The company cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. More information about the risks and uncertainties relating to these forward-looking statements are found in the company's SEC filings, which are available free of charge on the SEC's web site at http://www.sec.gov.

        A copy of Whittier Energy Corporation's press release issued on December 30, 2004 is attached as Exhibit 99.1 to this Form 8-K. The press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)
Exhibits.

Number	Exhibit
99.1*	Press release issued by Whittier Energy Corporation on December 30, 2004.

*
Filed Herewith

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITTIER ENERGY CORPORATION
Date: December 30, 2004	By:	/s/ MICHAEL B. YOUNG Michael B. Young Chief Financial Officer (Principal Financial and Accounting Officer)

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  ITEM 8.01. Other Events
  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES